Federated Investors
World-Class Investment Manager

Federated Total Return Government Bond Fund

(Formerly, Federated U.S. Government Securities Fund: 5-10 Years)

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended February 28, 2001

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Investment Review

Federated Total Return Government Bond Fund invests in U.S. government securities that include U.S. Treasury, agency and mortgage-backed securities. The fund's average duration is managed within 20% of the duration of the Lehman Government Index.

During the first half of the fund's annual reporting period, tighter Federal Reserve Board (the "Fed") monetary policy continued to push shorter term yields higher, while Treasury buybacks and reduced issuance drove longer term yields lower, resulting in an inverted Treasury coupon curve. Following the last Fed tightening in mid-May 2000 to a nine-year high Federal Funds Target Rate of 6.5%, the U.S. economy appeared to be moderating from its over 5% growth rate. The front end of the yield curve began to reflect market expectations that the Fed's year-long tightening cycle was nearing an end. Yields of 5-year and 10-year Treasury notes peaked at 6.81% and 6.56%, respectively, in early May versus levels of 6.59% and 6.41% at the end of February 2000.

Shorter term Treasury yields declined significantly, and the coupon curve steepened during the second half of the fund's reporting period. Economic slowdown fears intensified, and market expectations at the front end of the yield curve dramatically shifted to pricing in aggressive easing of Fed monetary policy. These expectations were realized when the Federal Funds Target Rate was lowered by 50 basis points twice during January 2001 to end the reporting period at 5.5%. U.S. economic growth slowed substantially in the fourth quarter of 2000 to a 1% annual rate.

In December 2000, the 2- to 30-year Treasury yield spread turned positive for the first time since late January 2000 and ended the reporting period at 92 basis points versus 38 basis points at the end of February 2000 and 76 basis points in mid-May 2000. The 5- to 10-year portion of the curve also steepened with yields of 5-year and 10-year Treasury notes ending the reporting period at 4.65% and 4.89%, respectively.

As a result of the Treasury Department expressing support for proposed legislation to repeal the line of credit that government-sponsored agencies have with the Treasury, agency issues dramatically underperformed Treasury issues in March 2000. The fund's agency position was increased to almost 30% of the portfolio to take advantage of the significantly wider agency yield spreads versus Treasury issues. Agency spreads peaked in mid-May and ended the fund's reporting period tighter but still above early 2000 levels. New risk management initiatives proposed by the government agencies in October helped reduce some of the political uncertainty generated in the first quarter of 2000.

Effective November 20, 2000, please note the fund's name was changed from Federated U.S. Government Securities Fund: 5-10 Years to Federated Total Return Government Bond Fund. Effective December 1, 2000, the fund's investment policy was expanded to include government mortgage-backed securities in addition to U.S. Treasury and agency securities. Almost 20% of the fund was invested in mortgage-backed securities at the end of the reporting period. The fund's average duration ended the reporting period within its neutral range at 5.3 years, and the fund's total return for the year ended February 28, 2001 was 15.85%1 versus 16.05% for the Merrill Lynch 5-10 Year Treasury Index2 and 13.90% for the Lehman Brothers Government Bond Index.3

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The Merrill Lynch 5-10 Year Treasury Index is an unmanaged index tracking U.S. Treasury securities with maturities of 5 to 9.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

3 The Lehman Brothers Government Bond Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

INSTITUTIONAL SHARES

Growth of $25,000 Invested in Federated Total Return Government Bond Fund

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 2/28/2001
1 Year	15.85%
5 Years	7.15%
Start of Performance (10/19/1995)	7.02%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Total Return Government Bond Fund (Institutional Shares) (the "Fund") from October 19, 1995 (start of performance) to February 28, 2001, compared to the Merrill Lynch 5-10 Year Treasury Index ("ML5-10T")2 and the Lehman Brothers Government Bond Index ("LBGB").2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2001, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5-10T and LBGB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The ML5-10T and the LBGB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

Note: The Fund changed its investment policy from investing primarily in treasury securities to investing in a broad range of U.S. government and government agency securities, including mortgage-backed securities. Therefore, the Fund's Adviser has elected to change the benchmark index from the ML5-10T to the LBGB because the LBGB is more representative of the securities in which the Fund currently invests.

INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Total Return Government Bond Fund

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return For The Period Ended 2/28/2001
1 Year	15.51%
5 Years	6.82%
Start of Performance (10/19/1995)	6.69%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Total Return Government Bond Fund (Institutional Service Shares) (the "Fund") from October 19, 1995 (start of performance) to February 28, 2001, compared to the Merrill Lynch 5-10 Year Treasury Index ("ML5-10T")2 and the Lehman Brothers Government Bond Index ("LBGB").2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2001, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5-10T and LBGB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The ML5-10T and the LBGB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

Note: The Fund changed its investment policy from investing primarily in treasury securities to investing in a broad range of U.S. government and government agency securities, including mortgage-backed securities. Therefore, the Fund's Adviser has elected to change the benchmark index from the ML5-10T to the LBGB because the LBGB is more representative of the securities in which the Fund currently invests.

Federated
World-Class Investment Manager
Federated Total Return Government Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428S107
Cusip 31428S206

G01618-02 (4/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.